UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 12, 2011

MEDIA TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53214	26-1703958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1393 North Bennett Circle, Farmington, Utah	84025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 916-3884

495 State Street, Suite 459, Salem, Oregon, 97301
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDIA TECHNOLOGIES, INC.

Form 8-K

Current Report

This Current Report on Form 8-K (“Form 8-K”) and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Registrant’s pro forma financial statements and the related notes filed with this Form 8-K.

In this Form 8-K, references to “we,” “our,” “us,” the “Company,” “MDTC,” or the “Registrant” refer to Media Technologies, Inc., a Nevada corporation.

Section 1 - Registrant’s Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement

On January 12, 2011, our Company executed a Share Exchange Agreement pursuant to which we acquired 100% of the issued and outstanding capital stock of TechTV Media, Inc., a Nevada Corporation (“TechTV”), held by R. Gordon Jones in exchange for 5,000,000 shares of the Common stock of MDTC, $0.001 par value per share.  As a result of the stock-for-stock exchange, TechTV will become a wholly-owned subsidiary of MDTC.  R. Gordon Jones, the sole director and officer of TechTV, is also a principle in J&J Consulting LLC which is the Company’s accountant.

The exchange of the total 5,000,000 shares of the Company’s Common Stock, is subject to and based upon TechTV securing 500,000 new subscriptions during the period commencing on January 12, 2011 and ending on the second year anniversary date thereof.  The 5,000,000 MDTC Shares will be issued in the name of R. Gordon Jones in 8 separate certificates of 625,000 shares each, which shares shall be held in escrow.  The escrow holder shall release a certificate representing 625,000 MDTC shares for each 62,500 subscribers secured under TechTV contracts.

TechTV is engaged in the business of providing, installing, selling and managing advertisement insertion systems.  The systems enable local cable television providers to insert advertising onto network channels on their cable systems.  TechTV shares in the revenues generated from advertising with the advertising agencies and the cable system operators.

This summary is qualified in its entirety by reference to the complete text of the Share Exchange Agreement which is incorporated by reference and attached as Exhibit 2.1 to this Current Report on Form 8-K.

Section 2 – Financial Information

Item 2.01 - Completion of Acquisition or Disposition of Assets

As discussed in Item 1.01 of this Current Report, as of January 12, 2011, the Company completed the TechTV Acquisition; the disclosures as set forth under Item 1.01 hereof are hereby incorporated by reference in this Item 2.01.

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities

At the closing of the TechTV Acquisition as discussed in Item 1.01 of this Current Report, the Company issued 5,000,000 restricted shares of the Company’s Common Stock to R. Gordon Jones, the sole shareholder of TechTV, in 8 separate certificates of 625,000 shares each, which shares shall be held in escrow and shall be delivered subject to the terms and conditions of the Share Exchange Agreement.  The issuance of the shares of common stock to Mr. Jones was exempt from registration under the Securities Act of 1933, as amended (the “Act”) pursuant to Section 4(2) and the rules and regulations promulgated thereunder as the securities were issued to the one individual, which the Company reasonably believes is either an "accredited investor," as defined under Rule 502 of the Securities Act, or such investor, either alone or through a purchaser representative, has knowledge and experience in financial and business matters such that he is capable of evaluating the risks of the investment, and has had access to information regarding TechTV, the Company and the Share Exchange transaction.  The shares of the Company’s common stock issued to Mr. Jones will be restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom.

Section 8 – Other Events

Item 8.01 – Other Events

As previously reported on Form 8-K filed January 12, 2011, J. Michael Heil resigned from his positions as an officer and a director of Media Technologies, Inc. effective January 10, 2011.  Additionally, executed on January 10, 2011, J. Michael Heil and the Company entered into an Agreement, Consent, and Waiver, attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, whereby Mr. Heil agreed to cancel and return to the Company 7,500,000 shares of MDTC common stock owned of record by Mr. Heil.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.

We intend to file an amendment to this report upon receipt of the completed financial statements for the Business Acquired, pursuant to Rule 8-04 of Regulation S-X.

(d)

Exhibits

The following exhibit is included herewith:

Exhibit No.

Description

2.1

Share Exchange Agreement

10.1

Agreement, Consent, and Waiver

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIA TECHNOLOGIES, INC.

Dated: January 19, 2010

/s/ Bryant D. Cragun

By: Bryant D. Cragun

Its:  President